EXHIBIT 99.2

ADMALL SDN. BHD.

INDEX TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

MARCH 31, 2018

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ADMALL SDN. BHD.

Balance Sheets

(Unaudited)

	March 31,	December 31,
	2018	2017
ASSETS
Current Assets
Cash and cash equivalents	$-	$989
Accounts receivable	182,773	129,435
Inventories	-	124,343
Prepaid and other current assets	68,868	76,103
Amount due from related companies	168,809	157,863
Total Current Assets	420,450	488,733

Plant and equipment, net	771,743	760,278

TOTAL ASSETS	$1,192,193	$1,249,011

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Bank overdraft	$4,071	$-
Accounts payable	37,215	22,517
Accrued liabilities and other payable	73,255	58,388
Deferred revenue	172,513	163,418
Amount due to directors	125,963	134,758
Provision for taxation	35,965	34,191
Total Current Liabilities	448,982	413,272

Deferred taxation	61,337	78,414
TOTAL LIABILITIES	510,319	491,686

Stockholders' Equity
Share capital	1,206,475	1,206,475
Accumulated other comprehensive income	52,596	15,193
Accumulated deficit	(577,197)	(464,343)
Total Stockholders’ Equity	681,874	757,325

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,192,193	$1,249,011

The notes are an integral part of these unaudited financial statements.

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ADMALL SDN. BHD.

Statements of Operations and Other Comprehensive Loss

(Unaudited)

	Three Months Ended
	March 31,
	2018	2017

Revenues	$211,032	$488,731
Cost of revenues	156,151	170,824
Gross profit	54,881	317,907

Operating expenses
General and administrative	190,603	484,157
Total operating expenses	190,603	484,157

Loss from operations	(135,722)	(166,250)

Other income
Other operating income	2,071	16,537
Total other income	2,071	16,537

Loss before provision for income taxes	(133,651)	(149,713)
Provision for income taxes	20,797	23,336
Net loss	$(112,854)	$(126,377)

Other comprehensive income	37,403	8,776
Comprehensive Loss	$(75,451)	$(117,601)

Basic and diluted loss per share of common stock	$(0.02)	$(0.03)

Weighted average number of shares of common stock outstanding	5,000,000	5,000,000

The notes are an integral part of these unaudited financial statements.

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ADMALL SDN. BHD.

Statements of Cash Flows

 (Unaudited)

	Three Months Ended
	March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(112,854)	$(126,377)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	27,532	26,270
Assets written off	-	243
Changes in operating assets and liabilities:
Accounts receivable	(45,847)	(1,237)
Inventories	128,628	125,565
Prepaid and other current assets	11,000	(3,134)
Amount due from related companies	(2,707)	(11,505)
Accounts payable	13,304	11,088
Other payables and accruals	11,640	70,474
Deferred revenue	604	(175,724)
Amount due to directors	(15,528)	-
Amount due to related companies	-	105,904
Tax payable	(20,797)	(23,336)
Net Cash Used in Operating Activities	(5,025)	(1,769)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from disposal of plant and equipment	-	-
Purchase of plant and equipment	-	(1,185)
Net Cash Used in Investing Activities	-	(1,185)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash overdraft	(4,071)	-
Net Cash Used in Financing Activities	(4,071)	-

Effect of Exchange Rate Changes on Cash and Cash Equivalents	8,107	690

Net decrease in cash and cash equivalents	(989)	(2,264)
Cash and cash equivalents, beginning of period	989	51,492
Cash and cash equivalents, end of period	$-	$49,228

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The notes are an integral part of these unaudited financial statements.

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ADMALL SDN. BHD.

Notes to the Unaudited Financial Statements

March 31, 2018
Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Admall Sdn. Bhd. (“we,” “us,” “our,” the “Company,” or “Admall”) is a private limited liability company, incorporated in Malaysia on October 23, 2015.

The registered office of business of the Company is located at Suite 10.03, Level10, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Malaysia.

The principal place of business of the Company is located at D-15-05, Menara Mitraland, Jalan PJU 5/1, Kota Damansara, 47810 Selangor Darul Ehsan, Malaysia.

The principal activities of the Company are engaged in provision of nutrition consultancy service and training as well as selling health products through online store. There have been no significant changes in the nature of these activities during the financial period.

The Company’s fiscal year end is December 31.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Unaudited Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The Company’s functional currency is Malaysian Ringgit (“MYR”) and reporting currency is the U.S. dollar.

The Company’s subsidiaries, whose functional currency is not the U.S. dollar, translate their records into U.S. dollar as follows:

•	Assets and liabilities at the rate of exchange in effect at the balance sheet date
•	Equities at historical rate
•	Revenue and expense items at the average rate of exchange prevailing during the period

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Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, other receivable, prepaid expenses and deposits, amount due from related parties, accounts payable and accrued liabilities, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Inventory

Inventories, consisting of raw material, are primarily accounted for using the first-in-first-out (“FIFO”). Inventories are measured at the lower of cost and net realizable value. The Company estimates the net realizable value of inventories based on an assessment of expected sales prices. Demand levels and pricing competition could change from time to time. If such factors result in an adverse effect on the Company’s products, the Company might be required to reduce the value of its inventories.

Inventory at March 31, 2018 and December 31, 2017 was $0 and $124,343 respectively.

Property and equipment

Fixed assets are recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. The useful lives are as follows:

Computer and software	3 years
Furniture and fittings	6 years
Office equipment	4 years
Plant and machinery	5 ~ 10 years
Renovation	3.3 years

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When properties are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the three months ended March 31, 2018 and 2017, the Company did not impair any long-lived assets.

Deferred Revenue

The company has entered into agreements where the services to be performed extends beyond the current operating cycle. For these agreements, the company records a long-term obligation and recognizes revenue over the period of the agreement as the services are rendered.

Deferred revenue at March 31, 2018 and December 31, 2017 were $172,513 and $163,418, respectively.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

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Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 - GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet had sufficient revenues to cover its operating cost, and requires additional capital to commence its operating plan. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan to obtain such resources for the Company include: sales of equity instruments; traditional financing, such as loans; and obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 - ACCOUNTS RECEIVABLE

The Company has performed an analysis on all of its accounts receivable and determined that all amounts are collectible by the Company. As such, all accounts receivable are reflected as a current asset and no allowance for bad debt has been recorded as of March 31, 2018 and December 31, 2017. No bad debts were written off for the three months ended March 31, 2018 and 2017. The Company’s accounts receivable consists of only trade receivables from customers which are unrelated to the Company. The accounts receivable is non-interest bearing and is generally on 30 days to 90 days term. As at March 31, 2018 and December 31, 2017, the Company had accounts receivable of $182,773 and $129,435, respectively.

NOTE 5 - PREPAID AND OTHER CURRENT ASSETS

Prepaid expense and other current assets at March 31, 2018 and December 31, 2017 consist of the following

	March 31,	December 31,
	2018	2017

Other receivables	$7,721	$3,250
Deposits	14,685	13,961
Prepaid expenses	46,462	58,892
	$68,868	$76,103

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NOTE 6 - PLANT AND EQUIPMENT

Plant and equipment at March 31, 2018 and December 31, 2017 consist of the following:

	March 31,	December 31,
	2018	2017
Cost:
Computer and software	$98,766	$93,893
Furniture and fittings	42,044	39,969
Office equipment	45,020	42,799
Plant and machinery	777,001	738,662
Renovation	51,520	48,978
	1,014,351	964,301
Less: accumulated depreciation	(242,608)	(204,023)
Plant and equipment, net	$771,743	$760,278

During the three months ended March 31, 2018 and 2017, the Company recorded depreciation of $27,532 and $26,270, respectively.

NOTE 7 - ACCRUED LIABILITIES AND OTHER PAYABLE

The Company’s accounts payable and accrued liabilities consist of the followings:

	March 31,	December 31,
	2018	2017
Accrued expenses	$41,821	$35,121
Deposit received	324	308
Other payables	31,110	22,959
	$73,255	$58,388

NOTE 8 - STOCKHOLDERS’ EQUITY

The capitalization of the Company consists of the following classes of capital stock as of March 31, 2018:

Ordinary shares

The Company has authorized share capital of RM 5,000,000 of RM 1 each at par. The Holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company.

During the three months ended March 31, 2018, there were no share issuances.

As at March 31, 2018 and December 31, 2017, the Company had 5,000,000 common shares issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

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NOTE 9 - RELATED PARTY TRANSACTIONS

As of March 31, 2018 and December 31, 2017. amount due from related parties consist of the followings:

	March 31,	December 31,
	2018	2017
Tenti International Sdn Bhd	$259	$246
Jin Gallery Sdn Bhd	166,743	157,617
Scenic Capital Berhad (Admall Capital Berhad)	1,807	-
	$168,809	$157,863

The amounts are non-interest bearing, unsecured and have no fixed terms of repayment.

As of March 31, 2018 and December 31, 2017, the Company recorded amount due to directors of $125,963 and $134,758, respectively. The amounts are non-interest bearing, unsecured and have no fixed terms of repayment.

NOTE 10 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

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